Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   April, 1998
           Series 1998-05, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon              %                     7.523019
                                                  -------------------------
       Weighted average maturity                                    355.45
                                                  -------------------------

 A.      Amount of distribution allocable to principal and interest:
           The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
               Principal Per     Prepayments Per    Interest Per
       Class    Certificate        Certificate       Certificate    Payout Rate
       -----    -----------        -----------       -----------    -----------
       R     $ 1,000.0000000     $  941.10000000  $  5.60000000   %   6.72000000
       PO    $    1.28869379     $    0.30070689  $  0.00000000   %   0.00000000
       A1    $   15.72728231     $   14.80043601  $  5.62499999   %   6.74999999
       A2    $    0.00000000     $    0.00000000  $  5.62500000   %   6.75000000
       A3    $    0.00000000     $    0.00000000  $  5.62499999   %   6.74999998
       A4    $    0.00000000     $    0.00000000  $  5.62500024   %   6.75000028
       M     $    0.76076202     $    0.00000000  $  5.62500008   %   6.75000009
       B1    $    0.76076183     $    0.00000000  $  5.62500141   %   6.75000169
       B2    $    0.76076014     $    0.00000000  $  5.62499844   %   6.74999812
       B3    $    0.76076183     $    0.00000000  $  5.62500141   %   6.75000169
       B4    $    0.76075705     $    0.00000000  $  5.62500211   %   6.75000253
       B5    $    0.76075891     $    0.00000000  $  5.62499939   %   6.74999927

       2.      Unanticipated Recoveries:             $                      0.00
                                                         -----------------------

 B.   Accrual Amount
       1.
          Class               Accrual Amount
           N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                     $                 33,432.83
                                                       -------------------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:  $            438,396,257.11
                                                       -------------------------
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       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                 1,405
                                                       -------------------------
       3.
       Beginning Aggregate  Ending Aggregate         Ending
        Class Certificate   Class Certificate   Single Certificate
Class   Principal Balance   Principal Balance        Balance         Cusip
-----   -----------------   -----------------        -------         -----
R      $           100.00  $             0.00  $            0.00   36158GAK4
PO     $       342,626.00  $       342,184.46  $          998.71   GEC9805PO
A1     $   349,500,180.00  $   344,003,492.00  $          984.27   36158GAF5
A2     $    12,632,000.00  $    12,632,000.00  $        1,000.00   36158GAG3
A3     $    42,580,809.00  $    42,580,809.00  $        1,000.00   36158GAH1
A4     $    21,095,000.00  $    21,095,000.00  $        1,000.00   36158GAJ7
SUP    $   427,635,050.23  $   422,143,172.23  $          987.16   GEC98005S
M      $     8,212,279.00  $     8,206,031.41  $          999.24   36158GAL2
B1     $     3,551,256.00  $     3,548,554.34  $          999.24   36158GAM0
B2     $     1,997,581.00  $     1,996,061.32  $          999.24   36158GAN8
B3     $     1,775,628.00  $     1,774,277.17  $          999.24   36157REW1
B4     $       887,813.00  $       887,137.59  $          999.24   36157REX9
B5     $     1,331,722.81  $     1,330,709.69  $          999.24   36157REYY

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             30       Principal Balance $       10,879,241.95
                               --------                       ------------------
       2.   60-89 days
            Number             0        Principal Balance $                0.00
                               --------                       ------------------
       3.   90 days or more
            Number             0        Principal Balance $                0.00
                               --------                       ------------------
       4.   In Foreclosure
            Number             0        Principal Balance $                0.00
                               --------                       ------------------
       5.   Real Estate Owned
            Number             0        Principal Balance $                0.00
                               --------                       ------------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                          $                0.00
                                                              ------------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                   $                0.00
                                                             -------------------

       2.   Bankruptcy Loss Amount:                       $                0.00
                                                             -------------------

       3.   Fraud Loss Amount:                            $                0.00
                                                             -------------------

       4.   Certificate Interest Rate of the Class S Certificate:  % 0.54240243
                                                             -------------------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.